LEASES - Operating lease related assets and liabilities (Details)	Jun. 30, 2023 CNY (¥)	Jun. 30, 2023 USD ($)	Jun. 30, 2022 CNY (¥)
Operating lease related assets and liabilities recorded on the balance sheets
Rights of use lease assets, net	¥ 2,654,900	$ 366,127	¥ 6,666,759
Operating lease liabilities - current	3,066,146	422,841	3,892,774
Operating lease liabilities - non-current	25,144	3,468	2,184,635
Total operating lease liabilities	¥ 3,091,290	$ 426,309	¥ 6,077,409